ALLEGHANY FUNDS

                    Alleghany/Chicago Trust Money Market Fund
                                 Class N Shares

                     Supplement dated September 13, 2001 to
                 Prospectus (Class N Shares) dated March 1, 2001

The Alleghany Funds normally accept purchase and redemption orders and calculate their NAVs only on days the New York Stock Exchange ("NYSE") is open. In light of the continued closure of the NYSE due to terrorist attacks in New York City earlier this week, the Alleghany/Chicago Trust Money Market Fund will accept purchase and redemption orders, for a limited period of time each day, and calculate its NAV beginning September 13th through the reopening of the NYSE (as long as money markets and Federal Reserve Banks remain open). During this time, transactions will be effective and shares priced at 4:00 P.M. Eastern time on each regular business day. Exchanges to or from our non-money market funds will not be available until those funds resume business.


                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.